UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Alphatec Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alphatec Holdings, Inc. Important Notice Regarding the Availability of Proxy Materials P.O. BOX 8016, CARY, NC 27512-9903 Stockholders Meeting to be held on June 14, 2023 For Stockholders of record as of April 19, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ATEC To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/ATEC Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 02, 2023. To order paper materials, use one of the following methods. INTERNETwww.investorelections.com/ATEC TELEPHONE(866) 648-8133* E-MAILpaper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. Alphatec Holdings, Inc. Annual Meeting of Stockholders Meeting Type: Date: Time: Place: Wednesday, June 14, 2023 10:00 AM, Pacific Time ATEC Spine, Inc. 1950 Camino Vida Roble, Carlsbad, CA 92008 SEE REVERSE FOR FULL AGENDA * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
Alphatec Holdings, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4 AND 5 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSAL 1. Election of Directors 1.01 Elizabeth Altman 1.02 Evan Bakst 1.03 Mortimer Berkowitz III 1.04 Quentin Blackford 1.05 Karen K. McGinnis 1.06 Marie Meynadier 1.07 Patrick S. Miles 1.08 David H. Mowry 1.09 David R. Pelizzon 1.10 Jeffrey P. Rydin 1.11 James L.L. Tullis 1.12 Ward W. Woods 2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 3. Approval of an amendment to our 2007 Employee Stock Purchase Plan 4. Approval of an amendment to our 2016 Equity Incentive Plan 5. Approval, on an advisory basis, of the compensation of our named executive officers 6. Approval, on an advisory basis, of the frequency of future stockholder votes to approve the compensation of our named executive officers